Fourth Quarter 2013 Results Conference Call February 19, 2014

Safe Harbor 2 With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its 2012 Form 10-K, 1Q’13 10-Q, 2Q 10-Q and 3Q 10-Q, in addition to the risks and uncertainties described on page 21 of this presentation. These forward-looking statements represent the Company’s judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements. This presentation also includes non-GAAP financial measures. You can find a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures in our results press release filed on Form 8-K today with the SEC and posted in the Investor Relations portion of our web site at www.SunEdison.com.

Quarter Overview 3  Completed 333 MW in 4Q’13 • 504 MW under construction at end of 4Q  Retained 127 MW on balance sheet; majority for YieldCo • Projects represent an estimated $257 million of retained value • Capturing over $150 million of additional value above potential gross margin  Announced confidential S-1 filing with SEC for IPO of yield vehicle on February 18, 2014  Semiconductor Materials • Remained operating cash flow positive despite challenging market • Received Supplier Excellence Award from TSMC • Gained revenue & volume share Y/Y

4Q 2013 Results Review 4 4Q Highlights  Higher retention of MW on balance sheet in 4Q • MW completions within guidance • Successfully held more MW on balance sheet than forecast  Semiconductor Materials • Remained cash flow positive  Capex • Focus on Semi Key Metrics 4Q 2013 Outlook 4Q 2013 Actual Semiconductor Revenue ($ mil) $205 to $215 $207 Solar Energy Systems MW Sold (Non-GAAP) 209-234 206 Solar Energy Systems MW Retained on Balance Sheet 100 to 110 127 Solar Energy Systems Total MW Completions 309 to 344 333 Fully-Developed Solar Energy Systems Avg. Price ($/Wdc) $2.75 to $3.50 $3.15 Capex ($ mil) $28 to $38 $32 Note: Unaudited +

FY 2013 Results Review 5 FY 2013 Highlights  Solar Projects • Completions on high side of guidance • ASP in-line with guidance • 165 MW generating energy revenue  Grew Pipeline & Backlog • Grew pipeline 805 MW Y/Y –1.3 GW of gross additions • Grew backlog 230 MW Y/Y  Semiconductor • Revenue in-line • Generated positive cash flow Key Metrics FY 2013 Outlook FY 2013 Actual Semiconductor Revenue ($ mil) $905 to $915 $906 Solar Energy Systems MW Sold (Non-GAAP) 380 to 405 377 Solar Energy Systems MW Retained on Balance Sheet 125 to 135 165 Solar Energy Systems Total MW Completions 505 to 540 542 Fully-Developed Solar Energy Systems Avg. Price ($/Wdc) $3.10 to $3.40 $3.26 Capex ($ mil) $130 to $140 $133 Note: Unaudited + +

4Q 2013 Summary Results 6  Adjustments to GAAP are related to direct sale and financing sale-leaseback solar projects Note: Unaudited. See non-GAAP to GAAP reconciliation included in our earnings press release filed on Form 8-K dated 2/19/2014 ($ Millions, except per share) Semiconductor Materials Solar Energy Corporate SunEdison GAAP Non-GAAP Adjustments (Solar Energy) SunEdison Non-GAAP Net Sales 206.7$ 344.5$ -$ 551.2$ 409.5$ 960.7$ Gross Profit (14.2) 60.9 46.7 Gross Margin% -2.6% 4.9% Operating Expenses 170.2 - 170.2 Operating Loss (14.7) (135.7) (34.0) (184.4) 60.9 (123.5) Operating Margin % -7.1% -39.4% -33.5% -12.9% Other Expense / (Income) 143.9 (12.9) 131.0 Loss Before Tax (328.3) 73.8 (254.5) Income Tax Benefit (22.4) (83.9) (106.3) Equity in Earnings of JVs/Noncontrolling Interest 19.5 - 19.5 Net Loss (286.4) 157.7 (128.7) Diluted Loss per Share (1.07)$ 0.59$ (0.48)$

Period Comparisons

($ Millions, except per share)	4Q 2013 Non-GAAP	3Q 2013 Non-GAAP	vs. Prior Quarter $ Variance	vs. Prior Quarter % Variance	4Q 2012 Non-GAAP	vs. Prior Year $ Variance	vs. Prior Year % Variance
Net Sales	$ 960.7	$ 672.0	$ 288.7	43%	$ 704.3	$ 256.4	36%
Gross Profit	46.7	63.9	(17.2)	-27%	92.4	(45.7)	-49%
Gross Margin %	4.9%	9.5%			13.1%		
Operating Expenses	170.2	109.7	60.5	55%	40.4	129.8	321%
Operating Income (Loss)	(123.5)	(45.8)	(77.7)	NMF	52.0	(175.5)	NMF
Operating Margin %	-12.9%	-6.8%			7.4%		
Net Income (Loss)	(128.7)	4.1	(132.8)	NMF	19.9	(148.6)	NMF
Diluted Earnings (Loss) per Share	$ (0.48)	$ -	$ (0.48)	NMF	$ 0.08	$ (0.56)	NMF

Revenue

- Q/Q growth driven by higher solar project sales, partially offset by lower solar and semiconductor materials sales
- Y/Y higher due to higher solar project sales, partially offset by lower semiconductor materials sales

Gross Margin

- Lower due Q/Q to weaker Semiconductor volume and lower margin for sales of solar materials
- Lower Y/Y primarily due to lower solar project, solar materials and semiconductor materials margin

Operating Expense

- Opex higher Y/Y and Q/Q due primarily to one-time opex related to a VIE and to investments in growth initiatives, specifically DG and flow businesses

Note: Unaudited. See non-GAAP to GAAP reconciliation included in our earnings press release filed on Form 8-K dated 2/19/2014

SunEdison®

7

Revenue ($ Millions) Operating Profit ($ Millions) Sequential down $24M, or 10%  11% lower volume, all diameters down  ASP up less than 1% YOY down $22M, or 10%  5% lower volume  5% lower ASP, driven mostly by large diameter Sequential down $14M  Lower utilization / gross margin offset opex improvements YOY down $18M  Lower utilization / gross margin Semiconductor Materials 8 Cash Flow Positive Note: Unaudited 228.5 229.8 239.0 230.7 206.7 0 100 200 300 Q4 Q1 Q2 Q3 Q4 2012 2013 3.1 1.4 3.6 (0.8) (14.7) -20 0 20 Q4 Q1 Q2 Q3 Q4 2012 2013

Revenue ($ Millions) Operating Profit ($ Millions) Sequential up $313M, or 71%  Higher solar project sales, partially offset by lower materials sales  3Q’13 Includes $22.0 million from Gintech contract termination YOY up $278M, or 58%  Higher solar project and materials sales Sequential down $61M  4Q’13 included charges of $52.2 million (Merano/intangibles) and one-time opex of $15.9 million related to a VIE.  3Q’13 included benefit of $22.0 million (Gintech). YOY down $151M  Higher opex and lower materials margin  4Q’12 included $11.6 million restructuring charges and $31.7 million benefit from Evonik contract settlement 55.9 (18.7) (45.6) (14.0) (37.6) 76.0 (36.0) (74.8) -100 -60 -20 20 60 Q4 Q1 Q2 Q3 Q4 2012 2013 Solar Energy (Non-GAAP) 9 Operating Results Do Not Reflect Value of MW Retained on B/S Note: Unaudited. See non-GAAP to GAAP reconciliation included in our earnings press release filed on Form 8-K dated 2/19/2014 Non-GAAP Adjusted Non-GAAP 61.4 Foregone Gross Margin 475.8 201.5 252.6 441.3 754.0 0 350 700 Q4 Q1 Q2 Q3 Q4 2012 2013 Adjusted (net restructuring & contract benefit) Adjusted (contract benefit) Adjusted (net impairment)

Solar Project Activity Pipeline by Region Pipeline by Size 3.4 GWdc Pipeline  Up 269 MW from 3Q’13  602 MW gross additions in 4Q’13 504 MWdc Under Construction  Down from 558 MW in 3Q’13 due mostly to several large project completions 333 MWdc Completed  Up 233 MW from 3Q’13 55 28 82 109 49 169 74 91 45 51 75 206 1 2 7 5 41 12 0 25 127 105 160 330 255 147 104 117 73 135 200 558 504 - 100 200 300 400 500 600 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2011 2012 2013 Retained on Bal Sheet Sold Under Construction Solar Project Pipeline & Installations 10 US 44% EMEA & LA 30% Emerging Markets 20% Canada 6% 10 ≤ MW <50 30% 1 ≤ MW <10 12% MW≥100 24% MW <1 5% 50 ≤ MW <100 28% MWdc Note: Unaudited * MW Sales, MW’s Retained on Balance Sheet and MW under construction include percentage of completion (POC)

1.1 GW Backlog 3.4 GW Pipeline/Backlog Solar Project Backlog 11 Pipeline: A project with a signed or awarded PPA or other energy off-take agreement or has achieved each of the following three items: site control, an identified interconnection point with interconnection cost estimate, and executed energy off-take agreement or the determination that there is a reasonable likelihood that an energy off-take agreement will be signed. Backlog: A project with an executed PPA or other energy off-take agreement, such as a FiT. Pipeline 69% Backlog 16% 504 MWdc (15%) Under Construction USA 49% Canada 11% North America Projects 15 (268 MWdc) US utility 436 (246 MWdc) US DG 9 (118 MWdc) Canada Emerging 17% EMEA/LatAm 23% dc dc  Backlog down 14 MW Q/Q • Additions in Chile, USA, UK & Japan slightly offset by completions in Chile, USA and Canada Note: Unaudited  Backlog/Under Construction is 31% of Pipeline • All backlog projects have signed PPA or FiT • Most expected to be completed in the next 24 months

Major Projects in 2013


Amanecer Solar (Chile)


Cascade (USA)

Project	MW_{dc}	Location	PPA / FiT	Buyer(s)/Equity
Amanecer Solar	101	Chile	Compania Acero Pacifico	Balance Sheet
San Andres	50	Chile	Merchant Plant	Private Equity
Spectrum	38	U.S. - NV	NV Energy	Southern Co
Soutpan	31	S. Africa	ESKOM	Private Equity
Rajasthan	24	India	NTPC Vidyut Vyapar Nigam Ltd (NVVN)	Balance Sheet / Private Equity
Cascade	24	U.S. - CA	San Diego Gas & Electric	DB
Davis Monthan	16	U.S. - AZ	Davis Monthan AFB	Chevron/MacQuarie
Pitworthy	16	U.K.	Smartest Energy	Foresight
Alfred Longueil	14	Canada	Ontario Power Authority	Firelight Infrastructure Partners
Kingston Odessa	12	Canada	Ontario Power Authority	Firelight Infrastructure Partners

- 2013 project list illustrate diversity across geographies and project size
- 15 Utility scale projects
- 109 DG projects
- Average project size was 4 MW

Project Type	2013 MW_{dc}
MW Sold	377
MW Balance Sheet	165
Total MW_{dc}	542

Note: unaudited

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SunEdison®

Driving Higher NPV / Watt 13 90% CAGR in Project Completions 2009-2014  Leading brand in a high growth fragmented market Now Have Scale to Optimize NPV / Watt  Capture additional value on underwriting assumptions  Low risk contracted cash available  Flexibility to aggregate & monetize part or all at lower cost of capital: securitization, Yield Co, private mkt Strong Balance Sheet Management  Follow-on, convert, Semi IPO, working capital management

Global MW Completions High CAGR 14 Note: Unaudited Leading brand in multi- channel & multi-regions Scale provides flexibility to optimize monetization  Growth enables value capture through public & private vehicles CAGR 90% 0 200 400 600 800 1,000 1,200 2009 2010 2011 2012 2013 2014E MW Range

4Q 2013 FY 2013 Creating Retained Value 15  127 MW retained on balance sheet  Retaining projects captured an additional $158 million of value vs. selling them Note: Unaudited  165 MW retained on balance sheet  Retaining projects captured an additional $187 million of value vs. selling them Assumptions: 1) NPV calculated using 6.0% 2) Different underwriting assumptions: degradation, O&M, environmental attributes, production 3) Debt still closes on deals 4) Residual Value is the net present value of project cash flows from Yr 30 less PPA term 5) Foregone margin assumes market price/margin $111 $298 Foregone Margin Retained Value $99 $257 Foregone Margin Retained Value

Cash Walk 16  Cash balance including cash committed for construction projects grew $178 million in 4Q • Convertible Debt Offering $263 million • Increased construction activity 4Q Ending Cash $832 Other Operating/ Financing Convertible Debt Offering 263 129 255 Net Working Capital Construction of Solar Projects (469) 3Q Ending Cash $654 Note: Unaudited Cash: Cash above includes cash and cash equivalents and cash committed for construction projects.

346 2,004 939 832 2,637 Balance Sheet & Liquidity 17 ($ Millions) Assets Liabilities/ Equity Cash Non- recourse debt LT debt Equity Solar energy systems (PP&E)  $574 M cash & cash equivalents  $258 M cash committed for construction projects  Non-recourse debt: • Excluded from leverage calculations in covenants • Supported by solar energy systems (including lease obligations)  No significant debt maturities until 2018 Note: Unaudited Cash: Cash above includes cash and cash equivalents and cash committed for construction projects.

SunEdison Capital Markets Day 18 Date: February 25, 2014 Time: 9:00 AM EST RSVP: Chris Chaney, cchaney@sunedison.com

Appendix

Segment Cash Flow 20 *2011 metrics are un-adjusted Note: Unaudited Semiconductor ($ Millions) Solar Energy Materials Corporate SunEdison For the Quarter ending Dec. 31, 2013 Net Loss (156.2) (14.6) (133.2) (304.0) Depreciation & Amortization 24.3 29.0 22.6 75.9 Stock Compensation 0.2 1.7 5.3 7.2 Accounts Receivable (12.2) 17.7 0.0 5.5 Inventory/Solar Energy Systems (312.8) 2.8 0.0 (310.0) Accounts Payable & Accrueds 205.9 (10.5) (26.9) 168.5 Deferred Revenue 47.4 0.0 0.0 47.4 Other Operating (162.6) (9.7) 112.5 (59.8) Taxes, net 0.0 0.0 (44.0) (44.0) Operating Cash Flow (366.0) 16.4 (63.7) (413.3) Capital Expenditures (10.3) (19.5) (2.1) (31.9) Construction of PV Systems (204.0) 0.0 0.0 (204.0) Financing & Capital Lease Obligations, net 596.2 0.0 0.0 596.2 Proceeds from Noncontrolling Interests 6.4 0.6 0.0 7.0 Free Cash Flow 22.3 (2.5) (65.8) (46.0) Cash Committed to Construction Projects (110.9) 0.0 0.0 (110.9) Restricted Cash & Other (40.2) (2.1) 271.3 229.0 Total Cash Flow (128.8)$ (4.6)$ 205.5$ 72.1$

Forward-Looking Statements 21 Certain matters discussed in this presentation and conference call are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; the availability of attractive project finance and other capital for Solar Energy projects; market demand for our products and services; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the ability to effectuate and realize the savings from the restructuring plan; our ability to maintain adequate liquidity and compliance with our debt covenants; the need to impair long lived assets or other intangible assets due to changes in the carrying value or realizability of such assets; the effect of any antidumping or countervailing duties imposed on photovoltaic cells and/or modules in connection with any trade complaints in the United States, Europe or elsewhere; the result of any Chinese government investigations of unfair trade practices in connection with polysilicon exported from the United States or South Korea into China; changes to accounting interpretations or accounting rules; existing or new regulations and policies governing the electric utility industry; our ability to convert solar project pipeline into completed projects in accordance with our current expectations; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity; the terms of any potential future amendments to or terminations of our long-term agreements with our solar wafer customers or any of our suppliers; general economic conditions, including interest rates; the ability of our customers to pay their debts as they become due; changes in the composition of worldwide taxable income and applicable tax laws and regulations, including our ability to utilize any net operating losses; failure of third-party subcontractors to construct and install our solar energy systems; quarterly fluctuations in our Solar Energy business; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; actions by competitors, customers and suppliers; changes in the retail industry; damage to our brand; acquisitions of pipeline in our Solar Energy segment; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in technology; changes in currency exchange rates; the potential initial public offering of the semiconductor business and the anticipated timing of such transaction, and the expected use of the proceeds received in the separation and other risks described in the company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the company’s judgment as of the date of this press release. The company disclaims, however, any intent or obligation to update these forward-looking statements.